COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 16 - COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases certain equipment and premises under various operating leases.

Future minimum lease payments under such operating leases are as follows:

Year ending
December 31,

2014	$1,245
2015	955
2016	412
2017	404
$3,016

Rent expense for the years ended December 31, 2013, 2012 and 2011 is $1,706, $1,862 and $1,847, respectively.

Letters of Credit and Guarantees

As of December 31, 2013, the Company has approximately $285 in outstanding letters of credit. Such letters of credit are being secured by $285 in restricted cash with a commercial bank (see Note 2).

As of December 31, 2013 the Company has €151 ($208 as of December 31, 2013) in outstanding guarantees on its lines of credit arrangement in Europe.

Legal Proceedings

September 11, 2001 Terrorist Attacks

As a result of the September 11, 2001 terrorist attacks, numerous lawsuits charging the Company with wrongful death and/or property damage were commenced in the United States District Court, Southern District of New York (the "Court"), resulting from certain airport security services provided by the Company for United Flight 175 out of Logan Airport in Boston, Massachusetts.

All the wrongful death personal injury cases have been settled or dismissed at no cost to the Company because the payments were covered by the Company's insurance. The settlements were approved by the Court, but because of disputes with respect to the estate of one decedent, that matter currently is on appeal to the Second Circuit Court of Appeals.

All but two of the property loss cases also have been settled at no cost to the Company, because the payments were covered by the Company's insurance. Two of the property loss cases remain pending against, among others, the Company. The defendants are hopeful that the remaining property loss cases will be dismissed shortly, but the result is expected to be appealed by the plaintiffs.

In any event, the Company has already paid the limits of its liability insurance in settlement costs. The Company contends that a federal statute passed after the events of September 11, 2001 protects it from having to make any further monetary payments, regardless of whether it is found liable in any of the remaining cases.

Claims by former employees

The Company is subject to wrongful termination claims made by certain former employees of one of its European subsidiaries. The aggregate amount of such claims is approximately $648. At the present time, the Company is not able to determine the likelihood of an unfavorable outcome or estimate a range of potential loss related to these matters.

General

The Company is subject to various investigations, claims and legal proceedings covering a wide range of matters that arise in the ordinary course of its business activities. These claims are primarily related to grievances filed by current and former employees for unfair labor practices or discrimination, and for passenger aviation claims. Management recognizes a liability for any matter when the likelihood of an unfavorable outcome is deemed to be probable and the amount is able to be reasonably estimated. Management has concluded that such claims, in the aggregate, would not have a material adverse effect on the Company's consolidated financial position, results of operations, or cash flows.

Bonus Contingency

The former manager of one of the Company's European subsidiaries is entitled to receive a bonus payment in the event that one of the Company's European subsidiaries is sold before May 2015, representing the excess, if any, between 8% of the proceeds received by the Company upon the successful sale of the subsidiary and €1,500 paid by the Company to the former manager pursuant to an employment and termination agreement entered into in February 2012 and as amended in February 2013.

Consulting and Service Agreements

In May 2011, the Company entered into a services agreement to outsource the performance of certain of its back-office operations in the United States, including payroll, billing, accounts receivable administration, accounts payable administration and other general accounting services. Pursuant to the terms of this arrangement, the Company will incur no less than $375 in annual fees associated with these services. The agreement is for an initial term of two years and was extended for an additional period of one year at the option of the Company. In connection with the execution of this agreement, the Company also provided the service provider with the right of first refusal in connection with any potential sale of the Company's operations in the United States over the term of the services agreement. The future minimum payment under the services agreement is $125 during the year ending December 31, 2014. The Company recognized $447, $440 and $204 in expense related to the services agreement for the years ended December 31, 2013, 2012 and 2011, respectively.

In June 2013, pursuant to a share purchase and transfer agreement ("Purchase Agreement"), the Company, through one of its European subsidiaries, acquired 100% of shares of Brink's Deutsche Luftsicherheit GmbH ("BDLG") for €25 ($33 as of December 31, 2013). BDLG was created prior to the consummation of the transaction as a result of a spin-off by its former parent, Brink's Sicherheit GmbH ("BSG"). BDLG is engaged in the provision of aviation security services in Germany. The acquisition contributed $13,003 in additional revenue to the Company and $378 in net loss for the year ended December 31, 2013. There were no intangible assets identified as part of the acquisition.

In April 2013, prior to the closing of the transaction described in the preceding paragraph, the Company entered into an agency agreement with a third party to assist it with this transaction. Pursuant to the terms of the agency agreement, the Company is obligated to pay this third party an agency fee in the amount of €1,000 ($1,323 as of December 31, 2013) as consideration for its services in facilitating the transaction with BDLG. The €1,000 agency fee is payable in three installments. The first installment of €330 ($454 as of December 31, 2013) is payable following the closing of the Purchase Agreement. The second installment of €330 is payable in one year after the closing of the Purchase Agreement and the third installment of €340 ($468 as of December 31, 2013) is payable two years after the closing of the Purchase Agreement. During the year ended December 31, 2013, the Company recognized a one-time expense of €1,000 ($1,323) for the agency services. The Company paid the first installment of the agency fee of €330 in August 2013. In addition, in the event that the operations of BDLG are sold in the future, the third party agent is entitled to an additional payment of €2,000 ($2,754 as of December 31, 2013).

In April 2013, the Company entered into a consulting agreement with the same third party. The agreement is for a term of three years and obligates the Company to pay the third party an annual consulting fee of €50 ($69 as of December 31, 2013). The consultant is also entitled to commissions of 0.75% of revenue resulting from any aviation security contracts in Germany for the duration of such contracts. Should the net revenue from the aviation security contracts in Germany exceed €20,000 ($27,500 as of December 31, 2013) per year, the payment of commissions due on revenue in excess of €20,000 per year will be deferred and become due when the German operations are sold to a third party. The maximum amount of the annual commissions payable is €150 ($207 as of December 31, 2013).

Employment Agreement

In March 2013, the Company entered into an employment agreement with one of its Managing Directors. The agreement provides for monthly compensation of €10 ($14 as of December 31, 2013) and expires in March 2015.